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                                                                    Exhibit (j)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Smith Barney Trust II (the "Registration Statement") of our reports dated December 21, 2004, relating to the financial statements and financial highlights which appear in the October 31, 2004 Annual Report to Shareholders of Smith Barney Diversified Large Cap Growth Fund and Smith Barney Small Cap Growth Opportunities Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights," "Financial Statements," and "Independent Registered Public Accounting Firm" in such Registration Statement.

PricewaterhouseCoopers LLP


New York, New York
February 21, 2005
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of
Smith Barney Trust II:

We consent to the incorporation by reference, in this registration statement, of our report dated December 17, 2004, on the statement of assets and liabilities, including the schedule of investments, of Smith Barney Short Duration Municipal Income Fund ("Fund") of Smith Barney Trust II as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended October 31, 2004 and the period March 17, 2003 (commencement of operations) through October 31, 2003, and the financial highlights for the periods indicated herein. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial highlights" in the Prospectus and "Counsel and Independent Registered Public Accounting Firm" in the Statement of Additional Information.

                                                             KPMG LLP

New York, New York
February 23, 2005
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of
Smith Barney Trust II:

We consent to the incorporation by reference, in this registration statement, of our report dated December 17, 2004, on the statement of assets and liabilities, including the schedule of investments, of Smith Barney Capital Preservation Fund ("Fund") of Smith Barney Trust II as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period April 3, 2002 (commencement of operations) through October 31, 2002. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial highlights" in the Prospectus and "Counsel and Independent Registered Public Accounting Firm" in the Statement of Additional Information.

                                                             KPMG LLP

New York, New York
February 23, 2005
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of
Smith Barney Trust II:

We consent to the incorporation by reference, in this registration statement, of our report dated December 17, 2004, on the statement of assets and liabilities, including the schedule of investments, of Smith Barney Capital Preservation Fund II ("Fund") of Smith Barney Trust II as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period September 24, 2002 (commencement of operations) through October 31, 2002. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial highlights" in the Prospectus and "Counsel and Independent Registered Public Accounting Firm" in the Statement of Additional Information.

                                                             KPMG LLP

New York, New York
February 23, 2005